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                                                                    Exhibit 10.3

                THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT (the "AMENDMENT"), dated as of September 30, 2003, is entered into between Packaging Receivables Company, LLC, a Delaware limited liability company (the "BORROWER"), Packaging Credit Company, LLC, a Delaware limited liability company (the "SERVICER"), Blue Ridge Asset Funding Corporation ("BLUE RIDGE"), as a Lender and Wachovia Bank National Association ("WACHOVIA"), as Agent and a Lender;

                                   WITNESSETH:

     WHEREAS, the Borrower, the Servicer, Blue Ridge and Wachovia have heretofore executed and delivered a Credit and Security Agreement, dated as of November 29, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"),

     WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Credit Agreement shall be and is hereby amended as follows:

     SECTION 1. (a) Section 1.5 of the Credit Agreement shall be amended by deleting "AND" at the end of clause (b), inserting "; AND" at the end of clause
(c) and adding a new clause (d) as follows:

                  (d) AMORTIZATION OPTION / ADDITIONAL INTEREST OPTION UPON OCCURRENCE OF CERTAIN EVENTS. (i) Upon the occurrence of a Change in Control or an event prohibited by Section 7.3(k), the Agent shall have the right (a) to declare that a Termination Date has occurred, whereupon the Aggregate Commitment shall terminate and all Collections shall be allocated and distributed pursuant to
            Section 3.2(b) hereof (the "AMORTIZATION OPTION") or (b) to require the Borrower to pay additional interest of 2.0% per annum on the principal amount of any Loan (the "ADDITIONAL INTEREST OPTION"). Within 10 days following any Change in Control or the occurrence of, or public announcement of its entering into a contractual agreement that, when consummated will result in, an event prohibited by Section 7.3(k), the Borrower will deliver a notice (the "AMORTIZATION NOTICE") to the Agent describing the transaction or transactions that constitute a Change in Control or such event, and, within 10 days of receipt of the Amortization Notice, if the Agent has elected the Amortization Option or the Additional Interest Option, the Agent shall deliver a notice (the "ELECTION NOTICE") to the Borrower informing the Borrower of such election. If the Agent elects the Amortization Option, then on or prior to the date which is the earlier of (x) 45

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            days after the receipt by the Borrower of the Election
            Notice with respect to a Change in Control or the event prohibited by Section 7.3(k) or (y) the date of occurrence of the Change in Control or the event prohibited by
            Section 7.3(k), the Agent shall allocate and distribute all Collections pursuant to Section 3.2(b) hereof and on the earlier of (1) the date of such distribution and (2) the later of the dates referred to in clauses (x) and (y) above, the Aggregate Commitment shall automatically terminate. If the Agent elects the Additional Interest Option, then, from the date of the occurrence of such Change in Control or event prohibited by Section 7.3(k), the Borrower shall pay interest on the principal amount of any Loan at a rate per annum equal at all times to 2.0% per annum above the rate per annum required to be paid on such Loan pursuant to Section 1.3.

                  (ii) Upon the occurrence of a Credit Event, the Agent shall have the right (a) to declare that a Termination Date has occurred, whereupon the Aggregate Commitment shall terminate and all Collections shall be allocated and distributed pursuant to Section 3.2(b) hereof (the "CREDIT EVENT AMORTIZATION OPTION") or(b) to require the Borrower to pay additional interest of 2.0% per annum on the principal amount of any Loan (the "ADDITIONAL INTEREST OPTION"). Within 10 days of the occurrence of a Credit Event, the Borrower will deliver a notice (the "CREDIT EVENT AMORTIZATION NOTICE") to the Agent describing such event. Promptly after the occurrence of the Credit Event, the Agent will elect the Credit Event Amortization Option or the Additional Interest Option, and the Agent shall deliver a notice (the "CREDIT EVENT ELECTION NOTICE") to the Borrower informing the Borrower of such election If the Agent elects the Credit Event Amortization Option, then on the date of delivery of the Credit Event Notice, the Agent shall allocate and distribute all Collections pursuant to Section 3.2(b) hereof and on the earlier of (1) the date of such distribution and (2) the date the Borrower receives the Credit Event Election Notice, the Aggregate Commitment shall automatically terminate. If the Agent elects the Additional Interest Option, then, from the date of the occurrence of such Credit Event, the Borrower shall pay interest on the principal amount of any Loan at a rate per annum equal at all times to 2.0% per annum above the rate per annum required to be paid on such Loan pursuant to
            Section 1.3.

     (b) Section 7.1(f) of the Credit Agreement is hereby amended by deleting the reference to "SECTION 6.1(n)" appearing therein and replacing it with "SECTION 6.1(m)."

     (c) The last paragraph of Section 7.2 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

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                  Notwithstanding anything herein to the contrary, as
            long as the Agent is a party to the Five Year Credit Agreement, the Borrower shall be deemed to be in compliance with Section 7.2(a)(i), 7.2(b)(i) and 7.2(c) to the extent the Performance Guarantor is in compliance with
            Section 5.01 of the Five Year Credit Agreement.

     (d) Section 7.3(j) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  (j) NAME CHANGE, OFFICES. The Borrower will not change its state of organization or its name or identity unless it shall have: (i) given the Agent at least 15 Business Days' prior written notice thereof and (ii) prior to effectiveness of such change, delivered to the Agent all financing statements, instruments and other documents requested by the Agent in connection with such change.

     (e) Section 8.5(a)(i) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  (i) upon the request of the Agent, file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate, in accordance with the terms of this Agreement;

     (f) Section 8.5(b) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  (b) ADDITIONAL FINANCING STATEMENTS; CONTINUATION STATEMENTS; PERFORMANCE BY AGENT. The Borrower hereby authorizes the Agent or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Collateral now existing or hereafter arising in the name of the Borrower. If the Borrower fails to perform any of its agreements or obligations under this Agreement, the Agent or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Agent or its designee incurred in connection therewith shall be payable by the Borrower as provided in Section 14.5.

     (g) Section 10.1(a)(ii) of the Credit Agreement is hereby amended by deleting the reference to "TWO" and replacing it with "THREE."

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     (h)  Clauses (j) and (k) of Section 10.1 of the Credit Agreement are hereby amended in their entirely and as so amended shall read as follows:

                  (j)   [RESERVED]

                  (k)   [RESERVED]

     (i) Clause (m) of Section 10.1 of the Credit Agreement is hereby amended by deleting "OR THE RELATED ASSETS DESCRIBED IN CLAUSES (b), (d) OR (e) OF THE DEFINITION THEREOF."

     (j) Clause (o) of Section 10.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  (o) The Performance Guarantor or any of its ERISA Affiliates shall incur, or shall be reasonably likely to incur liability in excess of $25,000,000 in the aggregate as a result of one or more of the following: (i) the occurrence of any ERISA Event; (ii) the partial or complete withdrawal of the Performance Guarantor or any of its ERISA Affiliates from a Multiemployer Plan; or (iii) the reorganization or termination of a Multiemployer Plan;

     (k)  The following sentences are hereby added to the end of Section
12.1(b):

                  In addition, Blue Ridge may assign all or a portion
            of its rights and obligations hereunder to another person if such Person (i) is a corporation whose principal business is the financing of financial assets, (ii) has Wachovia as its administrative agent and (iii) issues commercial paper with credit ratings substantially identical to the ratings applicable to the commercial paper of Blue Ridge. Blue Ridge shall promptly notify each party hereto of any such assignment.

     (l) Sub-clauses (i) and (ii) of Section 12.1(c) of the Credit Agreement are amended in their entirety and as amended shall read as follows:

                  (c) In addition to, and not in limitation of, assignments and participations described in Section
            12.1(b):

                        (i)   in the event that any Liquidity Bank
                        becomes a Downgraded Liquidity Bank, such Downgraded Liquidity Bank shall give prompt written notice of its Downgrading Event to the Agent and to the Borrower, whereupon the Agent may identify an Eligible Assignee acceptable to the Borrower (which acceptance shall not be unreasonably withheld or delayed) and the

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                        Downgraded Liquidity Bank shall promptly
                        assign its rights and obligations to the Eligible Assignee designated by the Agent against payment in full of its Obligations;

                        (ii)  each of the Lenders may assign all or
                        any portion of its Loans and, if applicable, its Commitment under this Agreement to any Eligible Assignee acceptable to the Borrower (which acceptance shall not be unreasonably withheld or delayed); and

     (m) Section 12.2(a) of the Credit Agreement is amended in its entirety and as amended shall read as follows:

                  SECTION 12.2. RIGHTS OF ASSIGNEES AND PARTICIPANTS.
            (a) Upon the assignment by a Lender in accordance with
            Section 12.1(b) or (c), the Eligible Assignee(s) acceptable to the Borrower receiving such assignment shall have all of the rights of such Lender with respect to the transaction Documents and the Obligations (or such portion thereof as has been assigned).

     (n) Clause (b) of the defined term "CHANGE IN CONTROL" appearing in Annex A of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  (b) (i) any Person or two or more Persons acting in
            concert other than the Principal shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of the Performance Guarantor (or other securities convertible into such Voting Stock) representing more of the combined voting power of all Voting Stock or the Performance Guarantor than that owned, directly or indirectly, by the Principal; or (ii) any Person or two or more Persons acting in concert other than the Principal shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
            1934), directly or indirectly, of Voting Stock of the Performance Guarantor (or other securities convertible into such Voting Stock) representing 50% or more of the combined voting power of all Voting Stock of the Performance Guarantor; or (iii) during any period of up to 12 consecutive months, commencing after the date of this Agreement, individuals who at the beginning of such 12-month period were directors of the Performance Guarantor shall cease for any reason (other than due to death or disability) to constitute a majority of the board of directors of the Performance

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            Guarantor (except to the extent that individuals who at
            the beginning of such 12-month period were replaced by individuals (x) elected by a majority of the remaining members of the board of directors of the Performance Guarantor or (y) nominated for election by a majority of the remaining members of the board of directors of the Performance Guarantor and thereafter elected as directors by the shareholders of the Performance Guarantor); or (iv) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Performance Guarantor; or (v) a "CHANGE IN CONTROL" or similar event shall occur as provided in any instrument or agreement governing Indebtedness of the Performance Guarantor, to the extent the outstanding principal amount of the Indebtedness outstanding thereunder exceeds $25,000,000.

     (o) The defined term "ERISA AFFILIATE" appearing in Annex A of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  "ERISA AFFILIATE" means any Person that for purposes
            of Title IV of ERISA is a member of the Performance
            Guarantor's controlled group, or under common control with the Performance Guarantor, within the meaning of Section 414 of the Internal Revenue Code.

     (p) The defined term "ERISA EVENT" appearing in Annex A of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  "ERISA EVENT" means (a) (i) the occurrence of a
            reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of
            Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11),
            (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of the Performance Guarantor

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            or any ERISA Affiliate in the circumstances described in
            Section 4062(e) of ERISA; (e) the withdrawal by the Performance Guarantor or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for the imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to
            Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan.

     (q) The following defined term is hereby added to Annex A of the Credit Agreement in the appropriate alphabetical order:

                  "FIVE YEAR CREDIT AGREEMENT" means that certain Five
            Year Credit Agreement dated as of July 21, 2003, among Packaging Corporation of America, as Borrower, the Initial Lenders named therein, Citicorp North America, Inc., as Syndication Agent, JPMorgan Chase Bank, as Administrative Agent and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Arrangers.

     (r) The defined term "MULTIEMPLOYER PLAN" appearing in Annex A to the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  "MULTIEMPLOYER PLAN" means a multiemployer plan, as
            defined in Section 4001(a)(3) of ERISA, to which the Performance Guarantor or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     (s) The defined term "PLAN" appearing in Annex A to the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  "PLAN" means a Single Employer Plan or a Multiple
            Employer Plan.

     (t) The defined term "SENIOR CREDIT AGREEMENT" appearing in Annex A to the Credit Agreement is hereby deleted in its entirety.

     (u) All references to "SENIOR CREDIT AGREEMENT" appearing in the Credit Agreement shall now read as "FIVE YEAR CREDIT AGREEMENT".

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     (v)  The following new definition term is hereby added to Annex A in the correct alphabetical order:

                  "MULTIPLE EMPLOYER PLAN" means a single employer
            plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Performance Guarantor or any ERISA Affiliate and at least one Person other than the Performance Guarantor and the ERISA Affiliates or (b) was so maintained and in respect of which the Performance Guarantor or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

     SECTION 2. This Amendment shall become effective on the date the Agent has received (i) counterparts hereof executed by the Borrower, the Servicer, Blue Ridge and Wachovia and consented to in writing by the Performance Guarantor and (ii) a $10,000 amendment fee payable to the Agent.

     SECTION 3. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     SECTION 4. Except as specifically provided above, the Credit Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of the Agent or the Lender under the Credit Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Credit Agreement. The Borrower agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel and for rating agency review) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

     SECTION 5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                     PACKAGING RECEIVABLES COMPANY, LLC


                                     By: /s/ Darla J. Olivier
                                        ----------------------------------------
                                       Name Printed: Darla J. Olivier
                                                    ----------------------------
                                       Title: Assistant Secretary
                                             -----------------------------------

                                     BLUE RIDGE ASSET FUNDING CORPORATION

                                     By: WACHOVIA CAPITAL MARKETS, LLC
                                         ATTORNEY-IN-FACT

                                         By:
                                            ------------------------------------
                                           Name Printed:
                                                        ------------------------
                                           Title:
                                                 -------------------------------


                                     PACKAGING CREDIT COMPANY, LLC,
                                       as Servicer


                                     By: /s/ Darla J. Olivier
                                        ----------------------------------------
                                       Name Printed: Darla J. Olivier
                                                    ----------------------------
                                       Title: Assistant Secretary
                                             -----------------------------------

                                     WACHOVIA BANK NATIONAL ASSOCIATION,
                                       as Agent and a Lender


                                     By:
                                        ----------------------------------------
                                       Name Printed:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------

                                       -9-
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                     PACKAGING RECEIVABLES COMPANY, LLC


                                     By:
                                        ----------------------------------------
                                       Name Printed:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------

                                     BLUE RIDGE ASSET FUNDING CORPORATION

                                     By: WACHOVIA CAPITAL MARKETS, LLC
                                         ATTORNEY-IN-FACT

                                         By: /s/ Douglas R. Wilson
                                            ------------------------------------
                                           Name Printed: DOUGLAS R. WILSON, SR.
                                                        ------------------------
                                           Title:            VICE PRESIDENT
                                                 -------------------------------


                                     PACKAGING CREDIT COMPANY, LLC,
                                       as Servicer


                                     By:
                                        ----------------------------------------
                                       Name Printed:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------

                                     WACHOVIA BANK NATIONAL ASSOCIATION,
                                       as Agent and a Lender


                                     By:
                                        ----------------------------------------
                                       Name Printed:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                     PACKAGING RECEIVABLES COMPANY, LLC


                                     By:
                                        ----------------------------------------
                                       Name Printed:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------

                                     BLUE RIDGE ASSET FUNDING CORPORATION

                                     By: WACHOVIA CAPITAL MARKETS, LLC
                                         ATTORNEY-IN-FACT

                                         By:
                                            ------------------------------------
                                           Name Printed:
                                                        ------------------------
                                           Title:
                                                 -------------------------------


                                     PACKAGING CREDIT COMPANY, LLC,
                                       as Servicer


                                     By:
                                        ----------------------------------------
                                       Name Printed:
                                                    ----------------------------
                                       Title:
                                             -----------------------------------

                                     WACHOVIA BANK NATIONAL ASSOCIATION,
                                       as Agent and a Lender


                                     By: /s/ Kenny Karpowicz
                                        ----------------------------------------
                                       Name Printed:   Kenny Karpowicz
                                                    ----------------------------
                                       Title:           Vice President
                                             -----------------------------------

                                       -9-
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     Consented to as of the date first above written:


                                     PACKAGING CORPORATION OF AMERICA


                                     By: /s/ Pamela A. Bames
                                        ----------------------------------------
                                       Name Printed: Pamela A. Bames
                                                    ----------------------------
                                       Title: Treasurer
                                             -----------------------------------

                                      -10-